SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 23, 2013

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200 Virginia Beach, VA 23452
Registrant’s telephone number,including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 27, 2013, the Registrant filed a Form 8-K (the “Original 8-K”) to report the completion of the acquisitions of five shopping centers known as: Clover Plaza located in Clover, South Carolina; South Square located in Lancaster, South Carolina; St. George Plaza, located in St. George, South Carolina; Waterway Plaza, located in Little River, South Carolina; and, Westland Square, located in West Columbia, South Carolina on December 23, 2013. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired. *

Report of Independent Auditor.

Statement of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2013 (Unaudited) and the Years Ended December 31, 2012 and 2011.

Notes to Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2013 (Unaudited) and the Years Ended December 31, 2012 and 2011.

(b)	Pro forma financial information. **

Unaudited Pro Forma Condensed Combined and Consolidated Balance Sheet as of September 30, 2013.

Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations for the Nine Months Ended September 30, 2013.

Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations for the Year Ended December 31, 2012.

Notes to Unaudited Pro Forma Condensed Combined and Consolidated Financial Statements.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits. ***

23.1	Consent of Cherry Bekaert LLP.

*	Filed as Exhibit 99.1 and incorporated herein by reference.
**	Filed as Exhibit 99.2 and incorporated herein by reference.
***	Filed as Exhibit 23.1 and incorporated herein by reference.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: February 28, 2014

EXHIBIT INDEX

Number	Description of Exhibit

23.1	Consent of Cherry Bekaert LLP.

99.1	Financial statements of businesses acquired.

99.2	Pro forma financial information of businesses acquired.